UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) December 19, 2024

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on Thursday, December 19, 2024, at which Annual Meeting the Company’s stockholders voted upon the following matters:

•	The election of six members of the Company’s board of directors, and

•	The ratification and approval of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year.

Election of Directors

At the Annual Meeting, Christopher H. Atayan, Jeremy W. Hobbs, John R. Loyack, Stanley Mayer, Timothy R. Pestotnik and Andrew C. Plummer each was elected as a director. The following is a summary of the votes cast at the Annual Meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Christopher H. Atayan	549,961	3,379
Jeremy W. Hobbs	552,954	386
John R. Loyack	542,791	10,549
Stanley Mayer	549,661	3,679
Timothy R. Pestotnik	498,863	54,477
Andrew C. Plummer	552,449	891

There were 41,624 broker non-votes with respect to this matter.

Ratification and Approval of Independent Registered Public Accounting Firm

At the Annual Meeting, the selection of RSM US LLP as the Company's independent registered public accounting firm for the Company's 2025 fiscal year was ratified and approved. The following is a summary of the votes cast at the Annual Meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of RSM US LLP	591,696	3,268	̶

There were no broker non-votes with respect to this matter.

Item 8.01	Other Events.

On December 19, 2024, the Company's board of directors declared a special cash dividend of $0.28 per common share. This cash dividend is payable on January 31, 2025 to shareholders of record as of December 30, 2024. A press release announcing the dividend is set forth in Exhibit 99.1 of this report.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated December 19, 2024, issued by AMCON Distributing Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: December 19, 2024		/s/ Charles J. Schmaderer

	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary